================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1998


                              THE PRICE REIT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                       1-13432                  52-1746059
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

           7979 IVANHOE AVENUE                                       92037
           LA JOLLA, CALIFORNIA                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 551-2320

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





================================================================================

ITEM 5. OTHER EVENTS.

        Attached and incorporated by reference as Exhibit 10.1 and Exhibit 99, respectively, to this report on Form 8-K are (a) the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 13, 1998, among Kimco Realty Corporation, a Maryland corporation ("Kimco"), REIT Sub, Inc., a Maryland corporation and wholly-owned subsidiary of Kimco ("REIT Sub"), and The Price REIT, Inc., a Maryland corporation ("Price REIT"), pursuant to which Price REIT will merge with and into REIT Sub and (b) the joint press release, dated January 14, 1998, of Kimco and Price REIT announcing the signing of the Merger Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:

     Exhibit No.                Description
     -----------                -----------
        3(ii)           Amended and Restated Bylaws of The Price REIT, Inc.

        10.1            Agreement and Plan of Merger, dated as of January 13,
                        1998, among Kimco Realty Corporation, REIT Sub, Inc. and
                        The Price REIT, Inc.

        10.2            Form of Articles Supplementary of 7.5% Class D
                        Cumulative Convertible Preferred Stock of Kimco Realty
                        Corporation.

        99              Joint Press Release of Kimco Realty Corporation and The
                        Price REIT, Inc. dated January 14, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PRICE REIT, INC.



Date:  January 21, 1998                By: /s/ GEORGE M. JEZEK
                                          -------------------------------
                                               George M. Jezek
                                               Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit No.                    Description
     -----------                    -----------
        3(ii)           Amended and Restated Bylaws of The Price REIT, Inc.

        10.1            Agreement and Plan of Merger, dated as of January 13,
                        1998, among Kimco Realty Corporation, REIT Sub, Inc. and
                        The Price REIT, Inc.

        10.2            Form of Articles Supplementary of 7.5% Class D
                        Cumulative Convertible Preferred Stock of Kimco Realty
                        Corporation.

        99              Joint Press Release of Kimco Realty Corporation and The
                        Price REIT, Inc. dated January 14, 1998.